                                                                   EXHIBIT 10.31

                              SCHEDULE OF DOCUMENTS
                            SUBSTANTIALLY SIMILAR TO
                                  EXHIBIT 10.30


1. Loan Modification Agreement dated May 13, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Bainbridge, Georgia.

2. Loan Modification Agreement dated May 13, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Valdosta, Georgia.

3. Loan Modification Agreement dated May 13, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for the expansion in Bainbridge, Georgia.

4. Loan Modification Agreement dated May 13, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for the expansion in Valdosta, Georgia.

5. Loan Modification Agreement dated May 13, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Jesup, Georgia.

6. Loan Modification Agreement dated May 13, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Waycross, Georgia.

7. Loan Modification Agreement dated May 13, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Covington, Thomaston and Winder, Georgia.

8. Loan Modification Agreement dated May 28, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Carrollton, Georgia.

9. Loan Modification Agreement dated May 28, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Calhoun, Georgia.

10. Loan Modification Agreement dated May 28, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Brunswick, Georgia.

11. Loan Modification Agreement dated May 28, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Douglas, Georgia.

12. Loan Modification Agreement dated May 28, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for the expansion in Carrollton, Georgia.

13. Loan Modification Agreement dated May 28, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for the expansion in Brunswick, Georgia.

14. Loan Modification Agreement dated May 28, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Americus, Hartwell, Statesboro and Washington, Georgia and Anderson, South Carolina.

15. Loan Modification Agreement dated June 28, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Easley, South Carolina.

16. Loan Modification Agreement dated June 28, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Greenwood, South Carolina.

17. Loan Modification Agreement dated June 30, 1996 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Waynesboro, Georgia.

18. Loan Modification Agreement dated August 26, 1996 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Selma, Alabama.

19. Loan Modification Agreement dated August 26, 1996 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Florence, Alabama.

20. Loan Modification Agreement dated August 26, 1996 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Albertville, Alabama.

21. Loan Modification Agreement dated August 26, 1996 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Arab, Alabama.

22. Loan Modification Agreement dated August 26, 1996 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Eufaula, Alabama.

23. Loan Modification Agreement dated March 18, 1997 between Jameson Inns, Inc. and Empire Financial Services, Inc. for LaGrange, Georgia.

24. Loan Modification Agreement dated March 18, 1998 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Conyers, Georgia.

25. Loan Modification Agreement dated March 20, 1997 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Simpsonville, South Carolina.

26. Loan Modification Agreement dated March 20, 1997 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Oakwood, Georgia.

27. Loan Modification Agreement dated April 7, 1997 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Commerce, Georgia.

28. Loan Modification Agreement dated April 21, 1997 between Jameson Inns, Inc. and Empire Financial Services, Inc. for Albany Georgia. 29. Loan Modification Agreement dated May 8, 1997 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Decatur, Alabama.

29. Loan Modification Agreement dated May 8, 1997 between Jameson Alabama, Inc. and Empire Financial Services, Inc. for Decatur, Alabama.